As filed with the Securities and Exchange Commission on April 28, 1997

                                                             File Nos. 33-40443
                                                                 and 811-6308

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     [x]

  Pre-Effective Amendment No.                                               [ ]
                              -------

  Post-Effective Amendment No.  10                                          [ ]
                              -------

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             [x]

  Amendment No.    12
                 ------


                                 ALLMERICA FUNDS
                                 ---------------
                              (Name of Registrant)

                               440 Lincoln Street
                         WORCESTER, MASSACHUSETTS 01653
                    (Address of Principal Executive Offices)

               Registrant's Telephone Number, including Area Code:
                                 (508) 855-1000


(Names and Addresses of Agents for Service:)

George M. Boyd, Esq.                              Peter MacDougall, Esq.
Allmerica Financial                               Ropes & Gray
440 Lincoln Street                                One International Place
Worcester, MA 01653                               Boston, Massachusetts  02110


It is proposed that this filing will become effective:


     immediately upon filing pursuant to paragraph (b)
-----

  X  on May 1, 1997 pursuant to paragraph (b)
-----
     60 days after filing pursuant to paragraph (a)(1)
----
     on (date) pursuant to paragraph (a)(1)
----
     75 days after filing pursuant to paragraph (a)(2)
----
     on (date) pursuant to paragraph (a)(2) of rule 485.
----

Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities under the Securities Act of 1933. Pursuant to paragraph (b)(2) of Rule 24f-2, the Registrant was not required to file a Rule 24f-2 Notice for the fiscal year ended December 31, 1996 because it did not sell any securities pursuant to such declaration during such fiscal year.

                                ALLMERICA FUNDS
                             Cross-Reference Sheet

Item No. of Form N-1A              Prospectus Caption
---------------------              ------------------

     1 ........................  Prospectus Cover Page

     2 ........................  Expense Information

     3.........................  Financial Highlights

     4(a) .....................  Prospectus Cover Page; What are the Investment
                                     Objective and Policies? Organization and
                                     Capitalization of the Trust; Investment
                                     Restrictions

     4(b) and(c) .............   What are the Investment Objectives and
                                     Policies?; Investment Restrictions; Certain
                                     Investment Strategies; Policies and Risk
                                     Considerations

     5(a).....................   How are the Funds Managed?

     5(b) and (c) ............   How is the Fund Managed?; Management Fees and
                                     Expenses

     5(d) and (e)..............  Organization and Capitalization of the Trust;
                                     Back Cover

     5(f)......................  Not Applicable

     5(g)......................  Not Applicable

     6(a) and (b) .............  Organization and Capitalization of the Trust

     6(c) and (d) .............  Not Applicable

     6(e)  ....................  Shareholder Manual

     6(f) and (g)..............  Shareholder Manual; What is the Effect of
                                     Federal Income Tax on my Investment?

     6(h) and (i)..............  Not Applicable

     7.........................  Shareholder Manual

     7(a) .....................  Cover Page; Back Cover

     7(b) .....................  How are Shares Valued?

     7(c) .....................  Shareholder Manual

     7(d) .....................  Shareholder Manual

     7(e), (f) and (g).........   Not Applicable

     8(a) - (d)................   Shareholder Manual

     9.........................   Not Applicable


Item No. of Form N-1A             Caption in Statement of Additional Information
---------------------             ----------------------------------------------

    10(a) and (b).............    Cover Page

    11........................    Table of Contents

    12........................    Organization and Capitalization of the Trust

    13(a) ....................    Investment Objectives and Policies

    13(b) ....................    Investment Restrictions

    13(c) ....................    Investment Techniques

    13(d).....................    Portfolio Turnover

    14(a) - (c)...............    Management of Allmerica Funds

    15........................    Control Person and Principal Holder of
                                       Securities

    16........................    Investment Management and Other Services

    17........................    Brokerage Allocation

    18........................    Organization and Capitalization of the Trust

    19........................    Purchase, Redemption and Pricing of Securities
                                       Being Offered

    20........................    Taxes

    21........................    Brokerage Allocation

    22........................    Performance

    23 .......................    Financial Statements; Independent Accountants

                                                                 ALLMERICA FUNDS
                                                    Investment Grade Income Fund
                                         440 Lincoln Street, Worcester, MA 01653





  THE INVESTMENT GRADE INCOME FUND (the "Fund") is a diversified investment portfolio of Allmerica Funds (the "Trust"), a professionally managed open-end investment company. The investment objective of the Fund is to seek a high level of current income by investing primarily in investment grade, fixed-income securities.


  THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE TRUST THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. A STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED MAY 1, 1997, CONTAINING CERTAIN ADDITIONAL INFORMATION ABOUT THE FUND HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS INCORPORATED HEREIN BY REFERENCE AND IS AVAILABLE UPON REQUEST AND WITHOUT CHARGE FROM THE DISTRIBUTOR OF THE FUND, ALLMERICA INVESTMENTS, INC. ("DISTRIBUTOR"), 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, 1-800-828-0540 EXT. 2500.



        THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                DATED MAY 1, 1997

                                TABLE OF CONTENTS

  EXPENSE INFORMATION......................................................    3
  FINANCIAL HIGHLIGHTS.....................................................    4
  HOW IS THE FUND MANAGED?.................................................    6
  WHAT ARE THE INVESTMENT OBJECTIVE AND POLICIES?..........................    6
  MANAGEMENT FEES AND EXPENSES.............................................    7
  HOW ARE THE SHARES VALUED?...............................................    7
  WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON MY INVESTMENT?...............    8
  HOW IS PERFORMANCE DETERMINED?...........................................    8
  ORGANIZATION AND CAPITALIZATION OF THE TRUST.............................    9
  SHAREHOLDER MANUAL.......................................................    9
  INVESTMENT RESTRICTIONS..................................................   14
  CERTAIN INVESTMENT STRATEGIES, POLICIES AND RISK CONSIDERATIONS..........   14
  APPENDIX.................................................................   17

                                 ALLMERICA FUNDS
                               EXPENSE INFORMATION


  SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)..................................     4.5%

  Sales Charge Imposed on Reinvested Dividends.........................     None

  Deferred Sales Charge................................................      (1)

  Redemption Fee.......................................................     None

  Exchange Fee.........................................................     None

  ANNUAL FUND OPERATING EXPENSES (AS A
  PERCENTAGE OF AVERAGE NET ASSETS)
  Management Fee.......................................................    0.60%

  12b-1 Fee............................................................     None

  Other Expenses.......................................................    1.10%

  Total Operating Expenses.............................................    1.70%

  (1) See "Shareholder Manual" for a description of the contingent deferred sales charge that may be imposed on certain redemptions, within 12 months of purchase, of shares initially acquired without a sales charge.

  The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. For more information, see "Management Fees and Expenses."

     EXAMPLE You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                   1 Year           3 Years           5 Years          10 Years
                   ------           -------           -------          --------
                     $62              $96              $133              $235

  THE EXAMPLES ARE BASED ON ASSUMED PERFORMANCE LEVELS AND SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS



  The following Financial Highlights have been audited by the independent accountants to the Trust, as indicated in their report appearing in the Annual Report to Shareholders ("Annual Report"). The Financial Highlights are given below for the Investment Grade Income Fund from August 21, 1992, the day the Fund commenced operations, through December 31, 1996. This information should be read in conjunction with the financial statements and notes thereto which appear in the Annual Report for the year ended December 31, 1996 and which are incorporated by reference in the Trust's SAI.

--------------------------------------------------------------------------------
                    ALLAMERICA INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                  FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

--------------------------------------------------------------------------------

                                                                            Years Ended December 31,
                                                            1996        1995          1994           1993           1992(A)
----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, beginning of year...................    $  10.03   $    9.12       $ 10.10      $    9.69     $   10.00
                                                         --------   ---------       -------      ---------     ---------
Income from Investment Operations:
   Net investment income (B).........................        0.54        0.42          0.54           0.63          0.22
 Net realized and unrealized gain (loss)
      on investments.................................       (0.32)       0.91         (0.98)          0.41         (0.31)
                                                         --------   ---------       -------      ---------     ---------
      Total from Investment Operations:..............        0.22        1.33         (0.44)          1.04         (0.09)
                                                         --------   ---------       -------      ---------     ---------
Less Distributions:
   Dividends from net investment income..............       (0.54)      (0.42)        (0.54)         (0.63)        (0.22)
                                                         --------   ---------       -------      ---------     ---------
Net increase (decrease) in net asset value...........       (0.32)       0.91         (0.98)          0.41         (0.31)
                                                         --------   ---------       -------      ---------     ---------
Net Asset Value, end of year.........................    $   9.71   $   10.03       $  9.12      $   10.10     $    9.69
                                                         ========   =========       =======      =========     =========


Total Return (C).....................................        2.32%      14.82%        (4.46)%        10.86%        (0.72)%* *(D)


Ratios/Supplemental Data:
Net Assets, end of year(000's) ......................     $ 6,178    $  6,038       $ 5,260      $  12,245     $   5,458
Ratios to average net assets:
   Net investment income (B).........................        5.53%       4.38%         5.69%          6.11%         6.70%*
   Operating expenses (B)............................        1.70%       3.04%         1.29%          1.20%         1.20%*
   Gross management fee..............................        0.60%       0.60%         0.60%          0.60%          N/A
   Net management fee................................        0.60%       0.60%         0.00%          0.00%          N/A
Portfolio Turnover Rate .............................         104%        135%          129%           102%          130%

------------------------------------------------------
*   Annualized
**  Not annualized
(A) The Fund commenced operations on August 21, 1992.
(B) Net investment income per share and the operating expense ratios before reimbursement of fees by the investment adviser for the years ended December 31, 1994, 1993 and 1992 were $0.47 and 1.97%, $0.53 and 2.16% and $0.17 and
    2.70% (annualized), respectively.
(C) Total returns do not include the one time sales charge.
(D) Unaudited

HOW IS THE FUND MANAGED?


  The overall responsibility for supervision of the affairs of the Trust vests in the Board of Trustees. Allmerica Investment Management Company, Inc. (the "Manager") is responsible for the management of the Trust's day-to-day business affairs and has general responsibility for the management of the investments of the Fund. The Manager, at its expense, has contracted with a Sub-Adviser to manage the investments of the Fund subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act").

  The Manager is an indirect wholly-owned subsidiary of Allmerica Financial Corporation ("AFC"), a Delaware holding company for a group of affiliated companies, the largest of which is First Allmerica Financial Life Insurance Company (formerly named State Mutual Life Assurance Company of America) ("First Allmerica"), a life insurance company, organized in Massachusetts in 1844. The Manager, organized on August 19, 1985, also serves as manager of the Allmerica Investment Trust, an open-end investment company. The Manager and AFC are located at 440 Lincoln Street, Worcester, Massachusetts 01653.

  Allmerica Asset Management, Inc. ("AAM") is Sub-Adviser to the Fund. AAM, an indirect wholly-owned subsidiary of AFC, was incorporated in 1993 and is located at 440 Lincoln Street, Worcester, Massachusetts 01653. AAM serves as investment adviser to First Allmerica General Account and to a number of affiliated insurance companies and other affiliated accounts, and as one of several Sub-Advisers for Allmerica Investment Trust. As of December 31, 1996, AAM had approximately $11 billion in assets under management. Lisa M. Coleman, Vice President of AAM, is primarily responsible for the day-to-day management of the Fund. Ms. Coleman has been employed by AAM since 1994. Prior to joining AAM, Ms. Coleman was a Deputy Manager/portfolio manager in the global fixed income area for Brown Brothers Harriman & Company.


  The Sub-Adviser is authorized to engage in portfolio transactions on behalf of the Fund, subject to such general or specific instructions as may be given by the Trustees and/or the Manager. The Manager is solely responsible for the payment of fees to the Sub-Adviser.

WHAT ARE THE INVESTMENT OBJECTIVE AND POLICIES?

  The Fund has an investment objective designed to meet certain investment and financial needs, as described below. There is no assurance that the Fund will achieve its investment objective, which is fundamental and may not be changed without shareholder approval. Unless otherwise indicated, the Fund's investment policies are not fundamental and may be changed without shareholder approval.

  Investment Objective: The Fund seeks a high level of current income. The Fund will invest primarily in investment grade fixed-income securities.


  Investment Policies: Under normal circumstances, at least 65% of the Fund's assets, at the time of investment, will be invested in investment grade corporate debt securities and securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities. Investment grade corporate debt securities are: (a) assigned a rating within the four highest grades (Baa/BBB or higher) by either Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P"); (b) equivalently rated by another nationally recognized statistical rating organization ("NRSRO"); or (c) unrated securities but determined by the Sub-Adviser to be of comparable quality. Securities rated in the fourth highest grade (rated Baa or BBB by Moody's and S&P, respectively) are considered to have some speculative characteristics. Bonds in these categories normally exhibit adequate capacity to pay interest and repay principal, but under adverse or changing economic conditions, their protective elements may weaken more than bonds in higher-rated categories. The Fund will not invest in debt securities rated below investment grade (Ba/BB or lower) by both Moody's and S&P.

  The Fund also may invest in commercial paper rated at the time of purchase within the two highest grades by Moody's or S&P. For more information concerning the rating categories of corporate debt securities and commercial paper, see the Appendix to the Prospectus. The types of securities in which the Fund invests are corporate debt obligations such as bonds, notes and debentures and obligations convertible into common stock; "money market" instruments, such as bankers acceptances or negotiable certificates of deposit issued by the 25 largest U.S. banks (in terms of deposits); obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and asset-backed securities and mortgage-backed securities. For more information about asset-backed securities and mortgage-backed securities see "Certain Investment Strategies, Policies and Risk Considerations."

  The Fund also may invest up to 25% of its assets in U.S. dollar obligations of, or guaranteed by, the government of Canada or a province of Canada or any instrumentality or political subdivision thereof, and U.S. dollar obligations of supranational entities such as the World Bank, European Investment Bank and African Development Bank.

  The Fund's investments in corporate debt securities are not limited to any particular type of company or industry. The Fund will invest in corporate debt obligations primarily of companies having a market capitalization of more than $500 million at the time of investment.

  In addition, the Fund may invest up to 15% of its assets in securities which are subject to restrictions on resale or for which market quotations are not readily available. See "Certain Investment Strategies, Policies and Risk Considerations."

  The Fund's dollar weighted average maturity and the mix of permitted portfolio securities as described above will vary from time to time depending, among other things, on current market and economic conditions and the comparative yields on instruments in different sectors, such as corporates and Treasuries, and with different maturities. The dollar weighted average maturity of the portfolio, excluding money market instruments, is expected to range between 5 and 15 years under normal market conditions. The Fund may invest up to 35% of its assets in money market instruments under normal conditions. Although the Fund does not invest for short-term trading purposes, portfolio securities may be sold from time to time without regard to the length of time they have been held. The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates, declining as interest rates rise and increasing as rates decline. The value will also be affected by other market and economic factors. There is the risk with corporate debt securities that the issuers may not be able to meet their obligations on interest and principal payments.

  The Fund may, for hedging purposes, engage in the options and futures strategies described under "Certain Investment Strategies, Policies and Risk Considerations."

MANAGEMENT FEES AND EXPENSES

  Under its management agreement with the Trust, the Manager is obligated to perform certain administrative and management services for the Trust, furnishes to the Trust all necessary office space, facilities, and equipment, and pays the compensation, if any, of officers and Trustees who are affiliated with the Manager. Pursuant to an administrative agreement, First Data Investor Services Group, Inc. ("First Data") will assist the Manager in the performance of its administrative responsibilities to the Trust. The Manager is solely responsible for the payment of the administrative fee to First Data. Other than the expenses specifically assumed by the Manager under the management agreement, all expenses incurred in the operation of the Trust are borne by the Trust, including fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933 (the "1933 Act"), other fees payable to the Securities and Exchange Commission, independent accountant fees, legal and custodian fees, association membership dues, taxes, interest, insurance premiums, brokerage commissions, fees and expenses of the Trustees who are not affiliated with the Manager, expenses for proxies, prospectuses, reports to shareholders, Fund recordkeeping expenses and other expenses.

  For its services to the Fund, the Manager receives a fee, computed at an annual rate of 0.60% of the average daily net asset value of the Fund. For its services to the Fund, the Sub-Adviser receives a fee, computed at an annual rate of 0.20% of the average daily net asset value of the Fund. The Manager is solely responsible for the payment of fees to the Sub-Adviser.

HOW ARE THE SHARES VALUED?

  The net asset value of the shares of the Fund is determined once monthly as of the close of regular trading hours of the New York Stock Exchange ("NYSE") on the last day of the month that the NYSE is open for trading, with the exception that the net asset value of the shares of the Fund will be determined once daily as of the close of regular trading hours of the NYSE on each day that shares of the Fund are tendered for redemption or an order for purchase of shares of the Fund is received. Debt securities (other than short-term obligations) are normally valued on the basis of valuations formulated by a pricing service which utilizes data processing methods to determine valuations for normal, institutional-size trading units of such securities. Such methods include the use of market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Debt obligations having a remaining maturity of 60 days or less are valued at amortized cost when it is determined that amortized cost approximates fair value. Short-term obligations of the Fund having a remaining maturity of more than 60 days are marked to market based upon readily available market quotations for such obligations or similar securities. The net asset value per share of the Fund will fluctuate as the value of its investment portfolio changes.

WHAT IS THE EFFECT OF FEDERAL INCOME TAX ON MY INVESTMENT?


  The discussion of tax consequences contained in this Prospectus and in the SAI is based upon federal tax law in effect on the date of this Prospectus. As tax laws may vary with individual circumstances, you are urged to consult your own tax adviser on specific questions of federal taxation and with respect to the applicability of state or local taxation.

  The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). As a regulated investment company, the Fund will not be subject to the federal income taxes on the net ordinary income and capital gains that are distributed to shareholders or deemed to have been distributed to shareholders.

  Generally all dividend and capital gains distributions from the Fund are subject (unless the shareholder is exempt from federal income tax) to federal tax as ordinary income or long-term capital gains and are taxable when declared whether taken in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state or local taxes on distributions by the Fund. Annual statements as to the current federal tax status of distributions, if applicable, are mailed to shareholders shortly after the end of the taxable year.

  State law varies on whether mutual fund dividends, which are derived in whole or in part from interest on U.S. Government obligations, are exempt from state income taxation. The Fund will provide shareholders annually with information relating to the composition of their distribution to permit shareholders to determine whether and to what extent the dividend income they receive from the Fund may be exempt from their state's income tax. Consult your tax adviser as to whether any portion of the dividends you receive from the Fund is exempt from state income taxes and on any other specific questions concerning state or federal tax treatment.


  At the time of opening an account, you will be asked to certify that your Social Security or taxpayer identification number is correct. If a correct and certified taxpayer identification number is not on file, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding, the Fund may be required to withhold a percentage of distributions otherwise payable to individual shareholders.

HOW IS PERFORMANCE DETERMINED?


  The Fund's performance may be quoted in advertising and may be compared to other investments or relevant indices.

  All performance information is based on historical results and is not intended to indicate future performance. The Fund's "yield" is calculated by dividing its annualized net investment income per share during a recent 30-day period by the net asset value per share on the last day of that period.

  Total returns are based on the overall dollar or percentage change in value of a hypothetical investment in the Fund assuming all dividends and capital gain distributions are reinvested. Cumulative total return reflects the Fund's performance over a stated period of time. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative return if the Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Fund's return, they are not the same as actual year-by-year results.

  See the SAI for more information concerning performance calculations.

ORGANIZATION AND CAPITALIZATION OF THE TRUST

  The Trust was established as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated June 4, 1990 (the "Trust Declaration"). A copy of the Trust Declaration is on file with the Secretary of the Commonwealth of Massachusetts.


  The Trust, a diversified, open-end management investment company, is not required to hold annual meetings of shareholders. The Trustees or shareholders holding at least 10% of the outstanding shares may call special meetings of shareholders. See "Organization and Capitalization of the Trust" in the SAI for the definition of a "majority vote" of shareholders.

  As of April 15, 1997, Allmerica Investments, Inc. owned of record all of the shares of the Fund. As a consequence, Allmerica Investments, Inc. may be deemed to be a controlling person of the Fund under the Investment Company Act of 1940.

FUND RECORDKEEPING

  First Data, a wholly-owned subsidiary of First Data Corporation, calculates net asset value per share and maintains general accounting records for the Fund. First Data is entitled to receive a Fund recordkeeping fee based on Fund assets, and certain out-of-pocket expenses.


CUSTODIAN

  Bankers Trust Company, 130 Liberty Street, New York, New York 10006 is Custodian of the investment securities and other assets of the Trust.

SHAREHOLDER MANUAL

HOW DO I BUY SHARES?

  To purchase shares of the Fund, you can open an account for $1,000 or more by completing and returning an account application to your registered representative. You may make additional investments for as little as $250. For monthly automatic investments, payroll savings programs, and tax-deferred retirement programs, there is a $250 minimum initial investment per account and minimum additional investment of $25 per account.


  You may place your initial purchase order for shares of the Fund through a broker or dealer that has a selling agreement with the Distributor. You may also make your initial purchase by sending to the Distributor your check payable to the Fund and a completed application.

  Additional purchases may be made in several ways:

  1. By Mail - You may make additional purchases through the Distributor by mailing your check, clearly indicating your name and account number to:
Allmerica Funds, 440 Lincoln Street, Worcester, MA 01653-0200. All payments should be in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks.

  2. By Wire - You may instruct your bank to wire immediately available funds to the Custodian, Allmerica Funds Investment Grade Income Fund, for purchases of shares in your name. To invest by wire, you must first call the Transfer Agent at 1-800-828-7084 to obtain instructions. The wire must include your account number and the exact name of your account as registered with the Transfer Agent.


  Neither the Trust nor the Transfer Agent will be liable for following instructions communicated by telephone it reasonably believes are genuine. You may not make telephone redemptions without first electing the option in your application or thereafter submitting written instructions with a signature guarantee to the Transfer Agent. The Trust will employ reasonable procedures to confirm that telephonic instructions are genuine (since failure to do so could cause the Trust to be liable for any losses due to unauthorized or fraudulent instructions). These procedures may include requiring shareholders to provide a form of personal identification prior to the Trust acting upon telephonic instructions, providing written confirmation of such transactions or recording telephonic instructions.

  The Transfer Agent will maintain a share account for the Fund. The Trust does not issue certificates representing its shares but you will receive a confirmation of each purchase transaction and every other transaction that affects your account balance.


  You may purchase shares of the Fund at the public offering price, which is the net asset value next determined after receipt of a purchase application in good order plus a sales charge. See "How are the Shares Valued?" The sales charge is a percentage of the public offering price and varies as shown in the following table:

                                                                   Dealers
                                   Sales Charge   Sales Charge     Discount
                                        as             as            as
                                    Percentage     Percentage     Percentage
                                   of Offering    of Net Amount  of Offering
Amount of Purchase                    Price         Invested        Price
------ -- --------                    -----         --------        -----
Less than $50,000                      4.50%          4.71%         4.00%
$50,000 to less than $100,000          3.50%          3.63%         3.00%
$100,000 to less than $250,000         3.00%          3.09%         2.50%
$250,000 to less than $500,000         2.50%          2.56%         2.00%
$500,000 to less than $1,000,000       1.50%          1.51%         1.50%
$1,000,000 or more                No sales charge*     --            --


  * The Trust has been granted an exemptive order from the Securities and Exchange Commission ("SEC") which permits it to impose a 1.00% contingent deferred sales charge ("CDSC") on redemptions, within 12 months of purchase, of shares initially acquired without a sales charge as part of a purchase of $1,000,000 or more. The CDSC will be equal to 1.00% of the lesser of (1) the net asset value of the shares redeemed, or (2) the total cost of such shares when purchased. No CDSC will be imposed when the investor redeems amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in the net asset value per share of the Fund or shares acquired through reinvestment of dividend income and capital gains distributions. No CDSC will be imposed on periodic redemptions made under the systematic withdrawal plan provided that total annual withdrawals from assets that would otherwise be subject to the CDSC made under the plan do not exceed 10% of such assets. No CDSC will be imposed on shares purchased prior to February 23, 1993, the date the order was granted. The CDSC will be waived on redemptions in connection with distributions from retirement plans qualified under Internal Revenue Code Section 401(a) when the redemption is necessary to make distributions to plan participants. The Distributor pays out of its assets a 1.00% sales fee to the selling dealers. Proceeds from the CDSC are used to reimburse the Distributor for the sales fee it pays to the dealers.


  Shares are distributed through authorized dealers by the Distributor, the Trust's principal underwriter. The Distributor is an indirect wholly-owned subsidiary of AFC. The Distribution Agreement permits the Distributor to reallow up to the full amount of the sales charge, as shown in the preceding table, to dealers entering into dealer agreements with the Distributor; accordingly, such dealers may be deemed to be underwriters as the term is defined in the 1933 Act.


WHEN PURCHASES BECOME EFFECTIVE, AND OTHER TERMS OF SALES


  The offering price of the Fund is the net asset value per share determined as set forth above in "How are the Shares Valued?" plus the applicable sales charge. This price applies to all purchase orders for the Fund received by the Distributor or Transfer Agent prior to 4:00 p.m., Eastern time or at an earlier time as made necessary by an early closing of one or more of the national stock exchanges. If you buy shares through your dealer who receives your order before 4:00 p.m., Eastern time (or earlier under circumstances specified above), and transmits it to the Distributor by its close of business, you will receive the day's public offering price. Transmission of orders is the responsibility of your dealer, who should promptly transmit any order.

  In the event that you cancel a purchase order or your check is not collectible, you will be responsible for any loss or fees incurred by the Fund or the Distributor. The Transfer Agent has the authority, as your agent, to redeem shares in any of your accounts with the Trust to reimburse the Fund or the Distributor for any loss incurred.

  The Trust reserves the right to reject any order for the purchase of shares for any reason.

RETIREMENT PLANS

  Shares of the Fund may be used to fund Individual Retirement Accounts ("IRA"), Keogh plans and corporate retirement plans. Call or write the Distributor for a Retirement Plan Application for an IRA, Simplified Employee Pension Plan ("SEP") or 403(b) Plan.

  The Bank of Boston will serve as trustee or custodian under IRAs and retirement plans established pursuant to custodial account arrangements sponsored by the Trust. At its discretion, the Bank of Boston may also serve as trustee of individually designed Keogh Plans. Alternatively, if you are an eligible individual, you may establish your own account or plan, selecting your own trustee or custodian, and have your contributions invested in shares of the Fund.


  The Bank of Boston charges certain fees to act as trustee or custodian for these plans. The Transfer Agent may cause the liquidation of shares in an account to pay such fees.

  The Trust recommends that you consult a qualified tax adviser for advice on the tax aspects of retirement plans.

AUTOMATIC INVESTMENT PLAN

  If your bank is a member of the ACH Network, you may authorize withdrawal of at least $25 monthly or $75 quarterly from your bank checking, NOW or similar account, to be used to purchase shares of the Fund. The initial investment minimum is $250 for participants in the Automatic Investment Plan. Such withdrawal will occur on the 5th day of the month (or, if the 5th is not a business day, on the next business day). There is no obligation to make payments, and the Automatic Investment Plan may be terminated by you at any time upon 30 days' written notice to the Transfer Agent. With respect to certain cash management programs, the Automatic Investment Plan may not be available.

QUANTITY DISCOUNTS

  You may be eligible for a reduced sales charge if you qualify for the cumulative quantity discount or have executed a letter of intent.

CUMULATIVE QUANTITY DISCOUNT


  A person as defined below may add the value of his existing shares of the Fund to the investment then being made in additional shares of the Fund when determining whether a reduced sales charge applies. A "person" includes (1) an individual, his spouse and their minor children; (2) a fiduciary purchasing for a single account; (3) an employee benefit plan qualified or non-qualified under
Section 401 of the Code; (4) a tax-exempt organization listed in the Code; or
(5) any other organized group of persons which has been in existence for at least six months and has some purpose other than the purchase of mutual fund shares at a discount.

LETTER OF INTENT


  Reduced sales charges are applicable to investments made over a 13-month period pursuant to a Letter of Intent on an application provided by the Distributor or your broker. Sales charges applicable to all amounts invested under the Letter of

Intent are computed as if the aggregate amount intended to be invested had been invested immediately. If the aggregate amount is not actually invested over the 13-month period, the difference in the sales charge actually paid and the sales charge payable had the Letter of Intent not been in effect is due. If the goal under the Letter of Intent is exceeded in an amount which qualifies for a lower sales charge, a price adjustment will be made by refunding to you the amount of excess sales commissions, if any, paid during the 13-month period.

  The Letter of Intent authorizes the Transfer Agent to hold in escrow sufficient shares to make up any difference in sales charges. A Letter of Intent is not a binding commitment by you to purchase or by the Trust to sell additional shares, and may be terminated at any time as to additional purchases or sales of shares.

  For additional information, contact the Trust or your dealer.

PURCHASES AT NET ASSET VALUE


  Sales charges do not apply to shares of the Fund purchased (1) as a reinvestment of your dividends and capital gain distributions; (2) if you are a Trustee, officer, full-time employee or sales representative of the Trust, the Manager (or its affiliates), the Sub-Adviser, the Distributor, and the NASD member firms that have entered into dealer agreements with the Distributor; (3) by the spouse of an employee or any child of such employee; (4) by Qualified Plan participants if the employer has 100 or more employees and if the plan permits participants to invest in the Fund; (5) by any client of the Sub-Adviser; (6) in connection with any merger or consolidation with, or acquisition of the assets of, any investment company; (7) in accounts as to which a bank, trust company or registered investment adviser charges an account management fee, provided the bank, trust company or registered investment adviser has an agreement with the Distributor; or (8) as a rollover from a Qualified Plan for which First Allmerica or an affiliate acts as the administrator or trustee.

HOW DO I REDEEM SHARES OF THE FUND?


  You may redeem shares on any day the Fund is open for business, using any of the methods of redemption described below. Shares of the Fund will be redeemed at the net asset value next determined after receipt of the redemption request in good order. A redemption request for the Fund received prior to 4:00 p.m., Eastern time, will be processed based on the net asset value determined that day. A redemption request received after 4:00 p.m., Eastern time, will be processed based on the net asset value determined on the next business day. If shares of the Fund have been purchased by check and are being redeemed, the shareholder will receive the net asset value next determined after receipt in good form of the redemption request, although the purchase check must be collected by the Transfer Agent before the redemption proceeds can be distributed, which may take up to 10 days or more.

  The Trust may suspend redemptions or postpone payment for longer than seven days during any period in which the NYSE is closed, trading on the NYSE is restricted, or the SEC deems an emergency to exist as a result of which disposal or valuation of portfolio securities is not reasonably practicable.

  Redemptions of shares are taxable events on which you may realize a gain or a loss.

  See "Shareholder Manual - How Do I Buy Shares?" for a description of the contingent deferred sales charge that may be imposed on certain redemptions, within 12 months of purchase, of shares initially acquired without a sales charge.

METHODS OF REDEMPTION


  By checking the appropriate boxes on the Application, you may use the following methods to redeem shares of the Fund:

  1. Redemption through a Service Provider. Your redemption request may be handled by your securities dealer, bank, or financial organization which is responsible for providing all necessary documentation to the Transfer Agent. These entities may charge fees for their services.

  2. Redemption by Wire or Telephone. If you complete the Telephone and Wire Withdrawals section of the Application, you may give instructions to redeem Fund shares having a value of at least $1,000 by telephoning 1-800-828-7084 or wiring the redemption request to the Transfer Agent. The proceeds of such a redemption will be wired on the next business day to the bank account you designated on the Application. The designated account must be at a domestic bank which is either a member of the Federal Reserve System or a correspondent of a member bank. Changes in instructions with regard to telephone or wire redemptions must be made in writing to the Transfer Agent, with your signature guaranteed by a bank, securities dealer, member firm of a national securities exchange, credit union or savings association. A separate fee may be charged for sending the wire.

  3. By Mail. You may give instructions to redeem shares by mail. A redemption request must be accompanied by a signature guaranteed by a bank, securities dealer, member firm of a national securities exchange, credit union or savings association. A signature guarantee is not required for redemptions of $25,000 or less, requested by and payable to the shareholders of record, to be sent to the address of record for that account. Additional documentation may be required from corporations, fiduciaries and institutional investors in order to establish that a redemption request has been properly authorized.

SYSTEMATIC WITHDRAWAL PLAN


  You may request withdrawal of a specified dollar amount (minimum $100) on a monthly, quarterly or semi-annual basis. A minimum starting account balance of $10,000 is required for participation. Payments will be made on the 25th day of the month (or, if the 25th is not a business day, on the next business day). If withdrawals exceed purchases and dividends, the number of shares in your account will be reduced and may eventually be depleted. You may terminate the Systematic Withdrawal Plan at any time upon written notice to the Transfer Agent (but not less than five days before a payment date). There is presently no charge for this service. The Systematic Withdrawal Plan may not be available for certain cash management programs.

MINIMUM ACCOUNT BALANCE

  If you want to keep your account open, you must leave shares with a value of at least $500 in it. If your account balance falls below $500 due to redemptions, your account may be closed and the proceeds mailed to you at your record address. You will be given 60 days' notice that your account will be closed unless you make an investment to increase your account balance to the $500 minimum. Any involuntary redemptions will be effected in accordance with the regular pricing schedule of the Fund.

STATEMENTS AND REPORTS

  You will receive a confirmation of transactions that affect your account balance. At least twice a year you will receive copies of the Trust's financial statements, with a summary of its investments and performance. At least quarterly, you will receive a consolidated statement of all of your holdings and transactions with the Fund. If you would like to have certain or all of your accounts included in a consolidated statement, please contact the Transfer Agent at 1-800-828-7084.

WHAT SERVICES ARE PROVIDED TO SHAREHOLDERS?

  To select from the shareholder services offered, complete the appropriate sections on the Application. The Trust reserves the right to modify or stop offering these services, or to impose service charges. Current shareholders may obtain authorization forms for any of these services by calling 1-800-828-7084.

WHAT DISTRIBUTIONS WILL I RECEIVE?


  Shareholders will receive dividends and distributions arising from the net income and capital gains, if any, earned on the investments of the Fund as declared from time to time by the Trustees. Dividends out of net investment income will be declared and paid monthly. Distributions of net capital gains, if any, for the year are made annually.

HOW MAY I RECEIVE MY DISTRIBUTIONS?


  Dividend and capital gains distributions may be paid in one of three ways (Systematic Withdrawal Plan accounts must use Option A):

  A-The Share Option-Dividend and capital gain distributions are reinvested in additional shares of the Fund. This option will be automatically assigned if you do not specify another option.

  B-The Income-Earned Option-Dividends are paid in cash; capital gain distributions are reinvested in additional shares of the Fund.

  C-The Cash Option-Both dividends and capital gain distributions are paid in cash.

  Income dividends and capital gains will be reinvested at the net asset value in effect on the distribution payment date (with no sales charge).

INVESTMENT RESTRICTIONS

  The following is a description of certain investment restrictions that are fundamental and may not be changed without the approval of a majority of the outstanding shares of the Fund. For a description of certain other investment restrictions, reference should be made to the SAI. The restrictions do not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  The Fund will not invest more than 25% of the value of its total assets in a particular industry, including the debt obligations of supranational entities and foreign governments.

  As to 75% of the value of its total assets, the Fund will not invest more than 5% of the value of its total assets in the securities of any one issuer or acquire more than 10% of the voting securities of any issuer; the remaining 25% of the assets may be invested in the securities of one or more issuers without regard to such limitations.

  These limitations apply as of the time of purchase. If through market action the percentage limitations are exceeded, the Fund will not be required to reduce the amount of its holding in such investments.

         CERTAIN INVESTMENT STRATEGIES, POLICIES AND RISK CONSIDERATIONS

REPURCHASE AGREEMENTS


  The Fund may enter into repurchase agreements. Under repurchase agreements, the Fund may purchase an obligation of or guaranteed by the U.S. Government, its agencies or instrumentalities, with an agreement that the seller will repurchase the obligation at an agreed upon price and date. No repurchase agreement will be effected if as a result, more than 30% of the Fund's total assets taken at current value would be subject to such repurchase agreements. No more than 15% of the Fund's total assets taken at current value will be invested in repurchase agreements extending for more than seven days and in other securities which are not readily marketable. If a seller defaults on the obligation to repurchase, the Fund may incur a loss or costs.

FORWARD COMMITMENT, "WHEN-ISSUED" SECURITIES


  The Fund also may enter into forward commitment agreements and purchase "when-issued" securities. Forward commitments are contracts to purchase securities for a fixed price at a specified future date beyond customary settlement time with no interest accruing to the Fund until the settlement date. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Debt securities and municipal obligations are often issued on a "when-issued" basis. The yield of such securities is fixed at the time a commitment to purchase is made, with actual payment and delivery of the security generally taking place 15 to 45 days later. The market value of when-issued securities may be more or less than the purchase price payable at settlement date. No income accrues on "when-issued" securities prior to delivery. There is also the risk that under some circumstances the purchase of "when-issued" securities may act to leverage the Fund.


LENDING OF SECURITIES

  For the purpose of realizing additional income, the Fund may lend portfolio securities to broker-dealers or financial institutions amounting to not more than 30% of its total assets taken at current value. While any such loan is outstanding, the Fund will continue to receive amounts equal to the interest or dividends paid by the issuer on the securities, as well as interest (less any rebates to be paid to the borrower) on the investment of the collateral or fees from the borrower. The Fund will have a right to call each loan and obtain the securities. Lending portfolio securities involves certain risks, including possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made in accordance with guidelines established by the Board of Trustees.

FOREIGN SECURITIES

  Investments in foreign markets involve substantial risks not typically associated with investing in the U.S. that should be carefully considered by the investor. Such risks may include political and economic instability, differing accounting and financial reporting standards, higher commission rates on foreign portfolio transactions, less readily available public information regarding issuers, potential adverse changes in tax and exchange control regulations and the potential for restrictions on the flow of international capital. Foreign securities also involve currency risks. Accordingly, the relative strength of the U.S. dollar may be an important factor in the performance of the Fund, depending on the extent of the Fund's foreign investments. Some foreign securities exchanges may not be as developed or efficient as those in the U.S. and securities traded on foreign stock exchanges are generally subject to greater price volatility. There is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation and limitations on the removal of funds or other assets. Investments in emerging countries involve exposure to economic structures that are generally less diverse and mature than in the U.S., and to political systems which may be less stable. In addition, securities of issuers located in emerging countries may have limited marketability and may be subject to more abrupt or erratic price fluctuations.


  The Fund's investments may include American Depositary Receipts ("ADRs"). For many foreign securities, there are U.S. dollar-denominated ADRs which are traded in the United States on exchanges or over the counter and are generally sponsored and issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. An ADR may be sponsored by the issuer of the underlying foreign security, or it may be issued in unsponsored form. The holder of a sponsored ADR is likely to receive more frequent and extensive financial disclosure concerning the foreign issuer than the holder of an unsponsored ADR and will generally bear lower transaction charges. The Fund will invest in both sponsored and unsponsored ADRs.

  Obligations in which the Fund may invest include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Obligations of supranational entities may be supported by appropriated but unpaid commitments of other member countries, and there is no assurance that these commitments will be undertaken or met in the future. The Fund may not invest more than 25% of its assets in debt obligations of supranational entities.

OPTIONS AND FUTURES TRANSACTIONS


  Through the writing and purchase of put and call options on its securities, financial indices and foreign currencies and the purchase and sale of futures contracts and related options with respect to securities and financial indices in which it may invest, the Fund may at times seek to hedge against fluctuations in net asset value. The Fund's ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that the Fund will be able to utilize these instruments effectively for the purposes stated above.

  Risks inherent in the use of futures and options include (1) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (2) imperfect correlation between the price of futures and options and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

  The Fund will purchase futures and options only on exchanges or boards of trade where there appears to be an active secondary market, but there can be no assurance that a liquid secondary market will exist for any futures or options at any particular time.

  In connection with transactions in futures and related options, the Fund will be required to deposit as "initial margin" an amount of cash and/or securities. Thereafter, subsequent payments are made to and from the broker to reflect changes in the value of the futures contract.

  A more detailed explanation of futures and options transactions, and the risks associated with them, is included in the SAI.

RESTRICTED SECURITIES

  The Fund may purchase fixed-income securities that are not registered under the 1933 Act ("restricted securities"), but can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act. However, the Fund will not invest more than 15% of its assets in restricted securities (as defined in its investment restrictions) unless the Trust's Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Trustees has adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will develop, the Board will carefully monitor the Fund's investments in securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. As a result, the Fund might not be able to sell these securities when the Sub-Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

INVESTMENTS IN MONEY MARKET SECURITIES


  The Fund may hold at least a portion of its assets in cash equivalents or money market instruments. There is always the risk that the issuer of a money market instrument may be unable to make payment upon maturity.

ASSET-BACKED SECURITIES AND MORTGAGE-BACKED SECURITIES

  The Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, frequently a pool of assets similar to one another. Assets generating such payments include instruments such as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed for certain amounts and time periods by a letter of credit issued by a financial institution unaffiliated with the issuer of the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments is a function of current market rates and other factors. The Fund will not invest more than 10% of its total assets in asset-backed securities.

  The Fund may invest in mortgage-backed securities that represent pools of mortgage loans offered for sale by various governmental agencies and government-related organizations such as the Government National Mortgage Association, the

Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities generally provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of any fees or expenses. Prepayments of principal on mortgage-backed securities may increase from the refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund that invests in mortgage-backed securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

  The Fund also may invest in collateralized mortgage obligations ("CMOs.") CMOs are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. To the extent that CMOs are considered to be investment companies, investments in such CMOs will be subject to the percentage limitations applicable to investments in such companies.

STRIPPED MORTGAGE-BACKED SECURITIES


  The Fund may invest in Stripped Mortgage-Backed Securities ("SMBS"). SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In some cases, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments on the related underlying mortgage assets), and a rapid rate of principal payments may have a material adverse effect on a portfolio yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

  Certain SMBS may be deemed "illiquid" and subject to a portfolio's limitations on investment in illiquid securities.

                                    APPENDIX

NRSRO RATINGS


  Description of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P") commercial paper and bond ratings:

COMMERCIAL PAPER RATINGS

  MOODY'S EMPLOYS THREE DESIGNATIONS, ALL JUDGED TO BE INVESTMENT GRADE, TO INDICATE THE RELATIVE REPAYMENT CAPACITY OF RATED ISSUERS. THE TWO HIGHEST DESIGNATIONS ARE AS FOLLOWS:

  Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

  - Leading market positions in well-established industries.

  - High rates of return on funds employed.

  - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

  - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  - Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This normally will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  S&P COMMERCIAL PAPER RATINGS ARE GRADED INTO FOUR CATEGORIES, RANGING FROM "A" FOR THE HIGHEST QUALITY OBLIGATIONS TO "D" FOR THE LOWEST. THE HIGHEST RATING IN THE "A" CATEGORIES ARE DESCRIBED AS FOLLOWS:

  A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.


  A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.

  A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

MUNICIPAL OBLIGATIONS


  Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG.") This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the long run. Symbols used will be as follows:

  MIG-1-Notes bearing this designation are of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

  MIG-2-Notes bearing this designation are of high quality. Margins of protection are ample although not as large in the preceding group.


  A short-term rating may also be assigned on an issue having a demand feature. Such ratings will be designated as VMIG to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met; VMIG-1 and VMIG-2 ratings carry the same definitions as MIG-1 and MIG-2 respectively.

DESCRIPTION OF MOODY'S BOND RATINGS

  Aaa-Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa-Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A-Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

  Baa-Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


  Within each rating classification from Aa through Baa, Moody's has assigned the numerical modifiers 1, 2 and 3. The modifier 1 indicates that a security ranks in the higher end of that rating category, 2 in the mid range of a category and 3 in the lower end of the category.

  DESCRIPTION OF S&P'S DEBT RATINGS

  AAA- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

  AA- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from "AAA" issues only in a small degree.

  A- Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.


  Plus (+) or (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  Investment Manager:
  Allmerica Investment Management Company, Inc.

  Sub-Adviser:
  Allmerica Asset Management, Inc.

  Distributor:
  Allmerica Investments. Inc.

  Administrator and Fund Recordkeeping:
  First Data Investor Services Group, Inc.

  Independent Accountants:
  Price Waterhouse LLP

  Custodian:
  Bankers Trust Company

                                 ALLMERICA FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


 THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF THE ALLMERICA FUNDS DATED MAY 1, 1997 (THE "PROSPECTUS"). A PROSPECTUS MAY BE OBTAINED FROM THE ALLMERICA FUNDS, 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653, (800) 828-0540 EXT. 2500.



                                DATED MAY 1, 1997

                                TABLE OF CONTENTS

  GENERAL INFORMATION ......................................................   3
  INVESTMENT OBJECTIVE AND POLICIES ........................................   3
  INVESTMENT RESTRICTIONS ..................................................   3
  INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS ............................   4
  PORTFOLIO TURNOVER. ......................................................   9
  PERFORMANCE ..............................................................   9
  MANAGEMENT OF ALLMERICA FUNDS ............................................  12
  CONTROL PERSON AND PRINCIPAL HOLDER OF SECURITIES ........................  14
  INVESTMENT MANAGEMENT AND OTHER SERVICES .................................  14
  BROKERAGE ALLOCATION .....................................................  15
  PURCHASE, REDEMPTION, AND PRICING OF SECURITIES BEING OFFERED ............  16
  TAXES ....................................................................  17
  ORGANIZATION AND CAPITALIZATION OF THE TRUST .............................  18
  FINANCIAL STATEMENTS .....................................................  19

                               GENERAL INFORMATION

  The Allmerica Funds (the "Trust") constitute a Massachusetts business trust established on June 4, 1990. The Trust is a no-load, open-end, diversified series investment company currently offering one portfolio: the Investment Grade Income Fund. The Trustees may create additional funds and classes of shares in the future.

  Allmerica Investment Management Company, Inc. is the investment manager of the Trust ("Manager"). The Manager administers all aspects of the Trust's day to day operations, subject to the supervision of the Trustees. Under the terms of a Sub-Advisory Agreement with the Manager, Allmerica Asset Management Inc. ("AAM"), as sub-adviser, manages the investment portfolio of the Fund.

                        INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Investment Grade Income Fund is to seek a high level of current income. The Fund will invest primarily in investment grade, fixed-income securities.

  There is no assurance that such investment objective will be realized. The investment objective of the Fund is fundamental and may not be changed without approval by the Fund's shareholders. Except where otherwise noted, investment policies and techniques of the Fund are not deemed fundamental and may be changed by the Trustees.

                             INVESTMENT RESTRICTIONS

  The following is a description of certain restrictions on investments of the Fund (in addition to those described in the Prospectus). The investment restrictions numbered 1 through 7 are fundamental and may not be changed without the approval of a majority in interest of the shareholders of the Fund. The other investment restrictions are not deemed fundamental and may be changed by the Trustees.

  1. The Fund will not issue senior securities in contravention of the requirements of the Investment Company Act 1940.

  2. The Fund will not borrow money, except for temporary purposes where the aggregate amount borrowed does not exceed 10% of the value of the Fund's total assets at the time such borrowing is made. In general, a borrowing shall be regarded as being for temporary purposes if it is repaid within 60 days and is not extended or renewed. The Fund will not purchase portfolio securities while borrowings in excess of 5% of the Fund's net assets are outstanding. The Fund may pledge up to 10% of the lesser of cost or value of its total assets to secure such borrowings.

  3. The Fund will not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

  4. The Fund will not buy or sell real estate or interests in real estate although it may purchase and sell (a) securities which are secured by real estate and (b) securities of companies which invest or deal in real estate.

  5. The Fund will not engage in the purchase and sale of commodities or commodity contracts except financial futures (including securities index futures) contracts and related options.

  6. The Fund may make loans to other persons only through repurchase agreements and securities lending. For purposes of this paragraph, the purchase of an issue of publicly distributed bonds, debentures or other debt securities, whether or not the purchase was made upon the original issue of the securities, is not considered the making of a loan by the Fund.

  7. The Fund will not purchase securities on margin but may obtain such short-term credits as are necessary for the clearance of transactions and, may make margin payments in connection with financial futures (including securities index futures) contracts and options on such futures contracts. The Fund will not participate on a joint or joint and several basis in any trading account in securities or effect a short sale of securities.

  8. The Fund does not intend to invest in companies for the purpose of exercising control or management.

  9. The Fund may invest in the securities of one or more other investment companies. No such investment shall be made if as a result thereof the Fund would own more than 3% of the total outstanding voting stock of any one investment company, or more than 5% of the Fund's assets would be invested in any one investment company, or more than a total of 10% of the Fund's assets would be invested in investment company securities. Purchase of such securities will be made only in the open market where no commissions or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or as part of a merger, consolidation, or plan of reorganization. Such investments may involve the layering of certain costs and expenses for services already provided by the Fund to its shareholders.

  10. The Fund intends to purchase securities for investment and not to purchase and sell them for trading purposes.

  In order to comply with certain "blue sky" restrictions, the Fund will not as a matter of operating policy:

  1. Invest in oil, gas or mineral leases or programs.

  2. Invest more than 5% of its total assets in securities of companies having a record, together with predecessors, of less than three years of continuous operation. This limitation shall not apply to U.S. Government securities.

  3. Purchase warrants if as a result the Fund would then have more than 5% of its net assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and the investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange will be limited to 2% of the Fund's net assets determined at the time of investment. For the purpose of this limitation, warrants acquired in units or attached to securities are deemed to be without value.

  4. The Fund will not buy or sell real estate, including real estate limited partnerships which are not readily marketable (although it may purchase and sell
(a) securities which are secured by real estate and (b) securities of companies which invest or deal in real estate).

                  INVESTMENT TECHNIQUES AND RISK CONSIDERATIONS

  In managing its portfolio of investments, the Fund may make use of the following investment techniques:

  Securities Lending
  ------------------

  The Fund may loan its portfolio securities to broker-dealers pursuant to agreements requiring that the loans be continuously secured by cash, cash equivalents or securities issued or guaranteed by the United States government or its agencies, or any combination of cash, cash equivalents and such securities as collateral equal at all times to at least the market value of the securities loaned. Such loans are not made if, as a result, the aggregate of all outstanding loans would exceed 30% of the value of the Fund's total assets taken at current value. The Fund continues to receive interest or dividends on the securities loaned, and simultaneously earns interest on the investment of the loan collateral in U.S. Treasury securities, certificates of deposit or other high-grade, short-term obligations or interest-bearing cash equivalents or receives a fee from the borrower. Although voting rights, or rights to consent, attendant to securities loaned pass to the borrower, such loans may be called at any time and may be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to firms deemed by the Fund's investment sub-adviser to be of good standing, and when, in the judgment of the Fund's investment sub-adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk.

  Repurchase Agreements
  ---------------------

  The Fund may enter into repurchase agreements. Under repurchase agreements, the Funds may purchase an obligation of or guaranteed by the United States Government, its agents or instrumentalities, with an agreement that the seller will repurchase the obligation at an agreed upon price and date. The repurchase price reflects an agreed upon interest rate which is unrelated to the coupon rate on the purchased obligation. Repurchase agreements usually are for short periods, such as under one week. No repurchase agreement will be effected if, as a result, more than 30% of the Fund's total assets taken at current value would be subject to such repurchase agreements. No more than 15% of the Fund's total assets taken at current value will be invested in repurchase agreements extending for more than seven days and in other securities which are not readily marketable.

  If a seller defaults on the obligation to repurchase, the Fund may incur a loss if the value of the purchased obligation (collateral) declines, and may incur disposition costs in liquidating the collateral. If bankruptcy proceedings are commenced with respect to a seller, realization upon the collateral by the Fund may be delayed or limited.

  Prior to entering into a repurchase agreement the Fund's investment sub-adviser evaluates the creditworthiness of entities with which the Fund proposes to enter into repurchase agreements. The Trustees have established guidelines, and standards of review for the evaluation of creditworthiness and monitor the investment sub-adviser's actions with respect to repurchase transactions.

  Forward Commitments on Government Securities
  --------------------------------------------

  The Fund may enter into contracts to purchase securities for a fixed price at a specified future date beyond customary settlement time ("forward commitments"). If the Fund does so it will maintain cash or high-grade obligations having a value in an amount at all times sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the investment sub-adviser deems it appropriate to do so. The Fund may realize short-term gains or losses upon the sale of forward commitments. The investment sub-adviser will monitor the creditworthiness of the parties to such forward commitments.

  When-Issued Securities
  ----------------------

  The Fund may from time to time purchase securities on a "when-issued" basis. Debt securities and municipal obligations are often issued on this basis. The yield of such securities is fixed at the time a commitment to purchase is made, with actual payment and delivery of the security generally taking place 15 to 45 days later. During the period between purchase and settlement, typically no payment is made by the Fund and no interest accrues to the Fund. The market value of when-issued securities may be more or less than the purchase price payable at settlement date. The Fund will establish a segregated account with its Custodian in which it will maintain cash or high-grade debt obligations at least equal to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, will be sold on or before the settlement date.

  Writing Covered Options
  -----------------------

  The Fund may write call options and put options on securities which the Fund owns as its investment sub-adviser shall determine to be appropriate and to the extent permitted by applicable law. A call option gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A premium is paid to the writer as the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit.

  As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period if the option is exercised. So long as the Fund remains obligated as the writer of a call, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit, and retains the risk of loss should the value of the security decline. The Fund also may enter into "closing purchase transactions" in order to terminate its obligation as the writer of a call option prior to the expiration of the option. There is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price.

  The writer of a put option is obligated to purchase specified securities from the option holder at a specified price at any time before the expiration date of the option. The purpose of writing such options is to generate additional income for the

Fund, but the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

  Option transactions may increase the Fund's transaction costs and may increase the portfolio turnover rate, depending on how many options written by the Fund are exercised in a particular year.

  Purchasing Options
  ------------------

  The Fund may purchase put and call options to the extent permitted by applicable law. The Fund will not purchase put or call options if after such purchase more than 5% of its net assets, as measured by the aggregate of the premiums paid for all such options held by the Fund, would be so invested. The Fund also would be able to enter into closing sale transactions in order to realize gains or minimize losses on exchange traded options purchased by the Fund.

  The Fund would normally purchase call options in anticipation of an increase in the market value of securities. The purchase of a call option entitles the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. If the value of such securities exceeded the sum of the exercise price, the premium paid, and transaction costs during the option period, the Fund would ordinarily realize a gain; if not, the Fund would realize a loss.

  The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it may invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. Gains or loss on the purchase of put options would lend to be offset by countervailing changes in the value of underlying portfolio securities. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize a loss on the purchase of the put option.

  There is no assurance that a liquid secondary market on an options exchange will exist for a particular option, or at a particular time. The hours of trading for options on options exchanges may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. In addition, the purchase of options is a highly specialized activity which depends in part on the investment sub-adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets. The Fund pays a brokerage commission or spread in connection with its options transactions, as well as for purchases and sales of the underlying securities.

  Financial Futures Contracts and Related Options
  -----------------------------------------------

  The Fund may invest in transactions in financial futures contracts and related options for hedging purposes. Through certain hedging activities involving such futures contracts and related options, it is possible to reduce the effects of fluctuations in interest rates and the market prices of securities which have become increasingly volatile in recent years.

  Hedging is a means of transferring that risk which an investor does not desire to assume during an uncertain interest rate or securities market environment, to another investor who is willing to assume that risk.

  General Information
  -------------------

  A futures contract on a security is a standardized agreement under which each party is entitled and obligated either to make or to accept delivery, at a particular time, of securities having a specified face value and rate of return. Currently, futures contracts are available on debt securities and equity securities.

  Futures contracts are traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). A futures contract on an individual security may be deemed to be a commodities contract. A Fund engaging in a futures transaction initially will be required to deposit and maintain with its Custodian, in the name of its brokers, an amount of cash or U.S. Treasury bills equal to a small percentage (generally less than 5%) of the contract amount to guarantee performance of its obligations. This amount is known as "initial margin." Margin in futures transactions is different from margin in a securities transaction, in that financial futures initial margin does not involve the borrowing of funds to finance the transactions. Unlike securities margin, initial margin in a futures transaction is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the financial future, assuming all contractual obligations have been satisfied. As the price of the underlying security fluctuates, making the position in the financial futures more or less valuable, subsequent payments called "maintenance margin" or "variation margin" are made to and from the broker on a daily basis. This process is called "marking to market."

  The purchase and sale of financial futures is for the purpose of hedging against changes in securities prices or interest rates. Hedging transactions serve as a substitute for transactions in the underlying securities and can effectively reduce investment risk. When prices are expected to rise, the Fund, through the purchase of futures contracts, can attempt to secure better prices than might be later available in the market when it anticipates effecting purchases.

  Similarly, when prices are expected to increase, the Fund can seek to offset a decline in the value of its securities through the sale of futures contracts.

  Options on Financial Futures
  ----------------------------

  The Fund may use options on futures contracts in connection with hedging strategies. The purchase of put options on futures contracts is a means of hedging the Fund's portfolio against the risk of declining prices. The purchase of a call option on a futures contract represents a means of hedging against a market advance when the Fund is not fully invested. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities, the option may or may not be less risky than ownership of the futures contract or underlying securities.

  The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holding of securities.

  The writing of a put option on a futures contract is analogous to the purchase of a futures contract. If the option is exercised the net cost to the Fund of the securities acquired by it will be reduced by the amount of the option premium received. If, however, market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the securities might be purchased in the cash market.

  Limitations on Purchase and Sale of Futures and Related Options
  ---------------------------------------------------------------

  The Fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes in the values of securities held in the Fund's portfolio or which it intends to purchase. The Fund may not purchase or sell futures contract if immediately thereafter the sum of the amount of margin deposits and amount of variation margins paid from time to time on the Fund's existing futures and related options positions and premiums paid for related options would exceed 5% of the market value of the Fund's total assets. In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts and related options (less any related margin deposits), will be deposited in a segregated account with its Custodian, in the name of the broker, to collateralize the position and thereby insure that the use of such futures contracts and options is unleveraged.

  The extent to which the Fund may enter into futures contracts and options transactions may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company. Such qualification requires that the Fund limit to 30% the portion of its gross income which is derived from the sale or other dispositions of investments held (or considered to have been held under Internal Revenue rules) for less than three months.

  In implementing the Fund's overall risk management strategy, it is possible that the investment sub-adviser will choose not to engage in any futures transactions or that appropriate futures contracts or related options may not be available. The

Fund will engage in futures transactions only for appropriate hedging or risk management purposes. The Fund will not enter into any particular futures transaction unless the investment sub-adviser determines that the particular transaction demonstrates an appropriate correlation with the Fund's investment objective and portfolio securities.

  Risks of Transactions in Futures
  --------------------------------

  The sale and purchase of futures contracts is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. There are several risks in connection with the use of futures by the Fund as a hedging device.

  Successful use of futures by the Fund is subject to the investment sub-adviser's ability to predict movements in the direction of interest rates or securities prices and to assess other factors affecting markets for securities. For example, the Fund may hedge against the possibility of an increase in interest rates which would adversely affect the prices of debt securities held in its portfolio. If prices of the debt securities increase instead, the Fund may lose part or all of the benefit of the increased value of the hedged debt securities because it may have offsetting losses in the futures positions. In addition, in this situation, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. These sales may be, but will not necessarily be, at increased prices to reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

  Another risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. First of all, the hours of trading for futures contracts may not conform to the hours during which the underlying assets are traded. To the extent that the futures markets close before the markets for the underlying assets, significant price and rate movements can take place in the underlying assets market that cannot be reflected in the futures markets. But even during identical trading hours, the price of the future may move more than or less than the price of the assets being hedged. While a hedge will not be fully effective if the price of the future moves less than the price of the hedged assets, if the price of the hedged assets has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. On the other hand, if the price of the hedged securities has moved in a favorable direction, this advantage may be partially offset by the price movement of the futures contract. If the price of the future moves more than the price of the asset, the Fund will experience either a loss or a gain on the futures contract which will not be completely offset by movements in the prices of the assets that are the subject of the hedge.

  In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the portion of the portfolio being hedged, the market prices of futures may be affected by certain other factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures through offsetting transactions, which could distort the normal relationship between the securities and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures, a correct forecast of interest rate trends or market price movements by the investment sub-adviser may still not result in a successful hedging transaction over a short time frame.

  Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. Thus it may not be possible to close a futures position, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of maintenance margin. However, in the event futures have been used to hedge portfolio positions, such underlying assets will not be sold until the futures can be terminated. In such circumstances, an increase in the price of the underlying assets, if any, may partially or completely offset losses on the future.

  Risks of Transactions in Options on Futures
  -------------------------------------------

  There are several special risks relating to options on financial futures. First, the ability to establish and close out positions in options is subject to the maintenance of a liquid secondary market. The Fund will not purchase options on futures on any exchange or board of trade unless, in the opinion of its investment sub-adviser, the market for such options is developed sufficiently that the risks in connection with options on futures transactions are not greater than the risks in connection with futures transactions. Compared to the purchase or sale of futures, the purchase of call or put options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on futures would result in a loss to the Fund when the purchase or sale of a future would not, such as when there is no movement in the price of the underlying assets. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts, described above under Risks of Transactions in Futures.

  An option position may be closed out only on an exchange or board of trade that provides a secondary market for an option of the same series. Although the Fund will generally purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. It might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of futures pursuant to the exercise of put options.

  Because of the risks and the transaction costs associated with hedging activities, there can be no assurance that the Fund's portfolio will perform as well as or better than a comparable fund that does not invest in futures contracts or related options.

                               PORTFOLIO TURNOVER

  The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities by the Fund for a given year by the monthly average of the value of the Fund's portfolio securities for that year. The purchase or sale of all securities whose maturities or expiration dates at the time of acquisition are less than 12 months and of amounts too small to invest in short-term obligations are not included in the portfolio turnover rate.

  The turnover rate for the Fund for the two most recent fiscal years ended December 31, 1996 and 1995 was 104% and 135%, respectively.


  A high portfolio turnover rate may involve correspondingly greater transaction costs, which would be borne by the Fund, as well as additional realized gains and/or losses to shareholders.

                                   PERFORMANCE

  The Trust may make historical performance information available and may compare performance of the Fund to other investment or relevant indices. The Fund also may advertise "yield", "total return" and other nonstandardized total return data. All performance figures are based on historical earnings and are not intended to indicate future performance. The Fund's yield and total return fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

  Yield
  -----

  For purposes of yield quotations, income is calculated in accordance with standardized methods applicable to all funds. Generally, capital gains and losses are excluded from the calculation. Income calculated for the purposes of determining the Fund's yield differs from income calculated for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions paid by the Fund over the same period or the rate of income reported on the Fund's financial statements.

  The 30-day (or one month) standard yield for the Fund, is calculated as follows:

                       YIELD =      2[(a-b+1)6 - 1)]
                                       ---
                                        cd

   Where:  a  =  dividends and interest earned by the Fund during the period;

           b  =  expenses accrued for the period (net of reimbursements);

           c = average daily number of shares outstanding during the period, entitled to receive dividends; and

           d  =  maximum offering price per share on the last day of the period.

  For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by the Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by the Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by the Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

  Total Return
  ------------

  The Fund may advertise total return. The total return shows that an investment in the Fund would have earned over a specific period of time (one, five or ten years or since commencement of operations, if less) assuming that all distributions and dividends by the Fund were reinvested, and less all recurring fees.

  From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statement of total return or other performance data on the Fund will be accompanied by information on the Fund's average annual total return over the most recent four calendar quarters and the period from the Fund's inception of operations. The Fund also may advertise aggregate annual total return information over different periods of time.

  A Fund's average annual total return is determined by reference to a hypothetical $1,000 investment that includes capital appreciation and depreciation for the stated period, according to the following formula:

                                     P(1 + T)n = ERV

  Where:   P  =    A hypothetical initial purchase of $1,000

           T  =    average annual total return

           n  =    number of years

          ERV = Ending Redeemable Value of the hypothetical purchase at the end of the period.

  Total return quoted in advertising reflects all aspects of the Fund's return, including the effect of reinvesting dividends and capital gains distributions, and any change in the Fund's net asset value per share over the period.

  Average Annual Returns are calculated by determining the change in value of a hypothetical investment in the Fund over a stated period, and calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value has been constant over the period. Average annual returns covering periods of less than one year are calculated by determining the Fund's total return for the period, extrapolating that return for a full year, and stating the result as an annual return. Because this method assumes that performance will remain constant for the entire year, when in fact it is unlikely that performance will remain constant, average annual returns for a partial year must be viewed as strictly theoretical information.

  INVESTORS ALSO SHOULD BE AWARE THAT THE FUND'S PERFORMANCE IS NOT CONSTANT OVER TIME, BUT VARIES FROM YEAR TO YEAR. AVERAGE ANNUAL RETURN REPRESENTS AVERAGED FIGURES AS OPPOSED TO THE ACTUAL PERFORMANCE OF THE FUND.

  The Fund also may quote CUMULATIVE TOTAL RETURNS which reflect the simple change in value of an investment over a stated period. Average annual total returns and cumulative total returns may be quoted as a percentage or as a dollar amount. They may be calculated for a single investment, for a series of investments, or for a series of redemptions over any time period. Total returns may be broken down into their components of income and capital in order to show their respective contributions to total return. Performance information may be quoted numerically or in a table, graph or similar illustration.

  Other Performance Information
  -----------------------------

  Performance information for the Fund may be compared to: (1) the Standard & Poor's Composite Index of 500 Stocks (S&P 500), Dow Jones Industrial Average, Lehman Aggregate Bond Index, Russell 2000, Russell 3000, Beta Adjusted Russell 3000, 90-day Treasury Bill, Salomon High Yield Bond Index, NASDAQ Index, Bank Rate Monitor, and Lehman Government-Corporate or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (2) other registered investment companies or other investment products tracked (a) by Lipper Analytical Services, Morningstar, Inc., and IBC/Donoghues, Inc., all widely used independent research firms which rank mutual funds and other investment companies by overall performance, investment objectives, and assets, or (b) by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; (3) or the Consumer Price Index (a measure of inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

  Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objective and policies, characteristics and quality of the Fund and the market conditions during the given time period. Yield and total return information may be useful for reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which pay a fixed yield for a stated period of time, the yield and total return do fluctuate.

  Performance Information for Periods Ended December 31, 1996
  -----------------------------------------------------------


  Set forth below is Average Annual Total Return information and yield information for the specified periods for the Fund, which commenced operations on August 21, 1992. The information reflects voluntary expense limitations in effect for the Fund during the period covered.

         Average Annual Total Return for Period Ended December 31, 1996
                                   (Unaudited)
                                 One Year 2.32%
                         Since Inception  4.96%


                 Yield for 30 day period Ended December 31, 1996
                                   (Unaudited)
                                      4.56%

                         MANAGEMENT OF ALLMERICA FUNDS

  The Trust is managed by a Board of Trustees elected by the shareholders of the Trust. The affairs of the Trust are conducted in accordance with the Bylaws adopted by the Trustees. The following are the Trustees and principal officers of the Trust.

                             Trustees and Officers
                             ---------------------

                                                                           PRESENT POSITION AND
                                           POSITIONS AND OFFICES           PRINCIPAL OCCUPATION
 NAME (AGE AS OF 4-15-97) AND ADDRESS      WITH THE TRUST                  DURING PAST 5 YEARS
 ------------------------------------      --------------                  --------------------
  Russell E. Fuller (70)                   Trustee                         Chairman, REFCO, Inc. (distributor
  730 Main Street                                                          of tools and abrasives)
  Boylston, Massachusetts

  Gordon Holmes (58)                       Trustee                         Certified Public Accountant; Tofias,
  205 Broadway                                                             Fleishman, Shapiro & Co.
  Cambridge, Massachusetts                                                 (Accountants) 1975 - 1996

  Bruce E. Langton (65)                    Trustee                         Member, First Allmerica Manager
  99 Jordan Lane                                                           Evaluation Team; Director,
  Stamford, Connecticut                                                    Competitive Technologies, Inc.
                                                                           (technology transfer); Trustee,
                                                                           Bankers Trust mutual institutional funds;
                                                                           Member, Investment Committee,
                                                                           TWA Pilots Trust Annuity Plan;
                                                                           Member, Investment Committee,
                                                                           Unilever United States - Pension &
                                                                           Thriftplans

 *John F. O'Brien (53)                     Trustee, Chairman               Director, President and Chief
  440 Lincoln Street                       of the Board                    Executive Officer, First Allmerica
  Worcester, Massachusetts                                                 Life Insurance Company ("First
                                                                           Allmerica"); Director and Chairman
                                                                           of the Board, Allmerica Financial
                                                                           Life Insurance and Annuity
                                                                           Company ("Allmerica Financial Life")

  Attiat F. Ott (61)                       Trustee                         Professor of Economics and
  950 Main Street                                                          Director of the Institute for
  Worcester, Massachusetts                                                 Economic Studies, Clark University

  Ranne P. Warner (52)                     Trustee                         President, Centros Properties,
  7 Water Street                                                           USA; Owner, Ranne P. Warner and
  Boston, Massachusetts                                                    Company; Director, Wainwright
                                                                           Bank & Trust Co. (commercial bank)

 *John P. Kavanaugh (42)                   Trustee,                        President, Allmerica Asset Management,
  440 Lincoln Street                       Vice President                  Inc.; Vice President, First Allmerica
  Worcester, Massachusetts                                                 and Allmerica Financial Life

 *Richard M. Reilly (58)                   President,Trustee               President, Allmerica Financial Life
  440 Lincoln Street                                                       since 1995; Vice President, First Allmerica
  Worcester, Massachusetts                                                 and President, Allmerica Investment
                                                                           Management Company, Inc.

  Thomas P. Cunningham (51)                 Treasurer                      Investment Product Manager, First
  440 Lincoln Street                                                       Allmerica since March 1996; Vice
  Worcester, Massachusetts                                                 President, First Data Investor
                                                                           Services Group, Inc., 1994 - 1995;
                                                                           Vice President, Fidelity
                                                                           Investments, 1990 - 1993

  George M. Boyd (52)                        Secretary                     Counsel, First Allmerica since 1997;
  440 Lincoln Street                                                       Director, Mutual Fund Administration,
  Worcester, Massachusetts                                                 Legal and Regulatory, Investors Bank
                                                                           & Trust Company, 1995-1996; Vice
                                                                           President and Counsel, 440 Financial
                                                                           Group of Worcester and First Data
                                                                           Investor Services Group, 1992 - 1995

  *Asterisks indicate the Trustees who are "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

  The Trustees who are not officers, or employees of the Trust or its investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees.

  Listed below is the compensation paid to each Trustee by the Trust and by all fourteen funds in the complex for the fiscal year ended December 31, 1996. The Fund does not currently provide any pension or retirement benefits for its Trustees or Officers.

                              COMPENSATION TABLE

                                                                                      Total Compensation from Trust and Fund
Name of Person                                Aggregate Compensation                  Complex (2 other investment companies)
Position                                      from Trust                              Paid to Trustees
-------                                       ----------                              ----------------

Russell E. Fuller                                  $24                                  $8,500

Gordon Holmes                                      $26                                  $9,000

John D. Hunt*                                      $07                                  $2,000

Bruce E. Langton*                                  $15                                  $6,000

Attiat F. Ott                                      $24                                  $8,500

Ranne P. Warner                                    $26                                  $8,500

Thomas S. Zocco**                                  $26                                  $9,000

John P. Kavanaugh                                    0                                       0

Richard M. Reilly                                    0                                       0

John F. O'Brien                                      0                                       0


  * Mr. Hunt retired from all positions with the Trust effective February 7, 1996. On February 6, 1996, the Trustees elected Mr. Langton to fill the vacancy created by Mr. Hunt's retirement.


  * Mr. Zocco resigned as a member of the Board of Trustees effective December 31, 1996.

  The Trust Declaration provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Trust Declaration that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.



               CONTROL PERSON AND PRINCIPAL HOLDER OF SECURITIES


  Allmerica Asset Management, Inc., with its principal office at 440 Lincoln Street, Worcester, Massachusetts 01653, a wholly-owned subsidiary of AFC, is the sub-adviser of the Fund of the Trust. Allmerica Investment Management Company, Inc. a wholly-owned subsidiary of First Allmerica, is the manager of the Trust.


Name and Address of
Principal Holders of                              Percentage of ownership                  Owner of record/
Securities                                        as of 04/15/97                           beneficially owned
----------                                        --------------                           ------------------
 *Allmerica Investments, Inc.                     100%                                     Record and beneficial owner

  440 Lincoln Street
  Worcester, MA 01653

  *Indicates a person who is deemed to control the Fund. Allmerica Investments, Inc. is a wholly-owned subsidiary of AFC and is a Massachusetts corporation.

  The officers and Trustees of the Trust as a group owned no shares of the Fund as of April 15, 1997.


                   INVESTMENT MANAGEMENT AND OTHER SERVICES


  The Manager serves as investment manager of the Trust pursuant to a Management Agreement between the Trust and the Manager. For additional discussion regarding the Management Agreement, see the Prospectus. AAM serves as sub-adviser of the Fund under the terms of a Sub-Adviser Agreement (the "Sub-Adviser Agreement") with the Manager. Under the Sub-Adviser Agreement, AAM is authorized to engage in portfolio transactions on behalf of the Fund, subject to such general or specific instruction as may be given by the Trustees. As a result of voluntary expense limitations in effect for the Fund, no fees were paid to the Manager by the Fund under the Management Agreement from the date of inception of the Fund through December 31, 1994. For the fiscal years ended December 31, 1996 and 1995, the fees paid to the Manager by the Fund totaled $35,948 and $33,868, respectively.

  The Manager, subject to review by the Trustees, is responsible for the actual management of the day-to-day affairs of the Trust. The Manager also performs certain administrative and management services for the Trust, monitors the entities providing services to the Trust, and furnishes to the Trust all necessary office space, facilities, and equipment and pays the compensation, if any, of officers and Trustees who are affiliated with the Manager or AAM. Pursuant to an Administrative Agreement with the Manager, First Data Investor Services Group, Inc. ("First Data"), a wholly owned subsidiary of First Data Corporation, performs administrative services for the Trust and is entitled to receive an administrative fee and certain out-of-pocket expenses. The Manager is solely responsible for the payment of the administrative fee to First Data. Other than the expenses specifically assumed by the Manager under the Management Agreement, all expenses incurred in the operation of the Trust are borne by the Trust. These include organizational expenses, expenses for pricing of the Fund's shares and bookkeeping services, fees and expenses associated with the registration and qualification of the Trust's shares under the Securities Act of 1933 and the securities laws of the states, other fees payable to the Securities and Exchange Commission, fees of independent public accountants, legal and custodian fees, association membership dues, taxes, interest, insurance premiums, brokerage commissions, fees and expenses of the Trustees who are not affiliated with the Manager or AAM, expenses for proxies, prospectuses, and reports to shareholders, and other expenses.

  The Sub-Adviser Agreement provides that it may be terminated at any time by a vote of a majority in interest of the shareholders of the Fund, by the Trustees, or by AAM without payment of any penalty on not more than 60 days' written notice;

provided, however, that the Sub-Adviser Agreement will terminate automatically in the event of its assignment. The Sub-Adviser Agreement will continue in effect for a period more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund. In either event such continuance also must be approved by vote of a majority of the Trustees who are not parties to the Sub-Adviser Agreement or interested persons of the Trust or AAM, cast in person at a meeting called for the purpose of voting such approval. The terms of the Sub-Adviser Agreement cannot be changed without the approval of a majority of the outstanding shares of the Fund. For the fiscal years ended December 31, 1996 and 1995, the fees paid to the Sub-Adviser by the Fund totaled $12,015 and $11,290, respectively.

  Under the Sub-Adviser Agreement, any liability of AAM is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. Under the terms of the Management Agreement, the Trust recognizes control of the name "Allmerica Funds" by the Manager, and the Trust agrees that its right to use that name is non-exclusive and can be terminated by the Manager at any time.

  SERVICES AGREEMENT Under the terms of a Services Agreement (the "Services
  ------------------
Agreement"), First Data, 53 State Street, Boston, Massachusetts, provides fund accounting services. First Data provides certain services to the Trust, including the following: accumulating information for and coordinating the preparation of reports to the Trust's shareholders and the Securities and Exchange Commission; maintaining the registration or qualification of the sufficient Fund shares for sale under state securities laws; determining the net asset value per share of the Fund and maintaining the accounting records of the Trust.

   First Data is entitled to receive a fund accounting fee from the Trust, based on fund assets. The Trust also reimburses First Data for certain out-of-pocket expenses. The Services Agreement is terminable by either party on 60 days' written notice. The total fees paid to First Data by the Fund for the year ended December 31, 1996 and the period April 1, 1995 to December 31, 1995 were $34,964 and $56,097, respectively. Prior to March 31, 1995, fund accounting and shareholder services were provided by 440 Financial Group of Worcester, Inc. ("440 Financial"), a wholly owned subsidiary of First Allmerica. For the period January 1, 1995 to March 31, 1995, 440 Financial received fees of $27,518 for its services to the Fund.

  CUSTODIAN Bankers Trust Company acts as custodian of the cash and securities
  ---------
of the Trust. As such it holds in custody the Trust's portfolio securities and receives and delivers them upon purchases and sales.


  DISTRIBUTOR Allmerica Investments, Inc. (the "Distributor"), a registered
  -----------
broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. (NASD), serves as principal underwriter and general distributor for the Trust pursuant to a contract between the Distributor and the Trust. The Distributor, which is located at 440 Lincoln Street, Worcester, Massachusetts, 01653, was organized in 1969 as an indirect wholly-owned subsidiary of First Allmerica and is, at present, indirectly wholly-owned by AFC. The Distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Trust (excluding preparation and printing expenses necessary for the continued registration of the Trust's shares) and of preparing, printing, and distributing all sales literature. There were no sales commissions for the Fund paid to and retained by the Distributor during the fiscal years ended December 31, 1996 and 1995.


                             BROKERAGE ALLOCATION

  In accordance with the Management and Sub-Adviser Agreements, the Manager and AAM, have the responsibility for the selection of brokers for the execution of purchases and sales of the securities in the Fund's portfolio subject to the direction of the Trustees. The Sub-Adviser places the Fund's portfolio transactions with brokers and, if applicable, negotiates commissions.

  Broker-dealers may receive brokerage commissions on portfolio transactions of the Fund. The Sub-Adviser may place portfolio transactions with such broker-dealers acting as principal, in which case, no brokerage commissions are payable, but other transaction costs are incurred. The Fund has not dealt nor does it intend to deal exclusively with any particular broker-dealer or group of broker-dealers. It is the Fund's policy always to seek best execution. This means that the Fund's portfolio transactions will be placed where the Fund can obtain the most favorable combination of price and execution ser-vices in particular transactions or as provided on a continuing basis by a broker-dealer, and that the Fund will deal directly with a principal market maker in connection with over-the counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of a broker-dealer, including the overall reasonableness of its brokerage commissions paid, consideration is given to the firm's general execution and operational capabilities, and to its reliability, integrity, and financial condition. Subject to the practice of always seeking best execution, the Fund's securities transactions may be executed by broker-dealers who also provide research services (as defined below) to the Fund's Sub-Adviser and the other clients advised by Sub-Adviser. The Sub-Adviser may use all, some, or none of such research services in providing investment advisory services to each of its investment company and other clients, including the Fund. To the extent that such services are used, they tend to reduce the expenses of the Sub-Adviser. In the opinion of the Sub-Adviser it is impossible to assign an exact dollar value to such services.

  BROKERAGE AND RESEARCH SERVICES The Agreement provides that, subject to such
  -------------------------------
policies as the Trustees may determine, the Sub-Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the amount of commission that another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement.) The Sub-Adviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the overall responsibilities of the Sub-Adviser and all other clients. The Sub-Adviser also may consider sales of shares of the Fund by broker-dealers in the selection of broker-dealers to execute portfolio transactions. The Sub-Adviser also may consider payments made to the Fund, or on behalf of the Fund, by broker-dealers effecting transactions for the Fund, for services provided to the Fund for which the Fund would otherwise be obligated to pay.

  Although the Trustees may authorize the Sub-Adviser to depart from the present policy of always seeking best execution and to pay higher brokerage commissions from time to time for the brokerage and research services described above, the Trustees have not yet done so. The Trustees may do so, however, in the future if developments in the securities markets indicate that it would be in the interest of the Fund.

  The other investment companies and clients advised by the Sub-Adviser sometimes invest in securities in which the Fund also invests. The Sub-Adviser also may invest for its own accounts in the securities in which the Fund invests. If the Fund, such other investment companies and other clients of the Sub-Adviser desire to buy or sell the same portfolio security at about the same time, the purchases and sales normally are made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. It is recognized that in some cases this practice could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that this practice may produce better executions. It is the opinion of the Trustees that the desirability of retaining the Manager and AAM, as investment advisers to the Fund outweighs the disadvantages, if any, which might result from this practice. There were no commissions paid by the Fund during the fiscal years ended December 31, 1994 and 1996. Brokerage commissions in the amount of $1,022 were paid by the Fund during the fiscal year ended December 31, 1995.

         PURCHASE, REDEMPTION, AND PRICING OF SECURITIES BEING OFFERED

  As described in the Prospectus, shares of the Fund are sold and redeemed at their net asset value as next computed after receipt and effectiveness of the purchase or redemption order, plus a sales charge. Each purchase is confirmed in a written statement of the number of shares purchased and the aggregate number of shares currently held. The net asset value per share of the Fund is the total net asset value of the Fund divided by the number of shares outstanding. The total net asset value of the Fund is determined by computing the value of the total assets of the Fund and deducting total liabilities, including accrued liabilities.

  The net asset value of the shares of the Fund, is determined once monthly as of the close of the New York Stock Exchange on the last day of the month on which the Exchange is open for trading, with the exception that the net asset value of the shares of the Fund shall be determined once daily as of the close of regular trading hours of the Exchange on each such day that shares of the Fund are tendered for redemption or an order for purchase is received.

  Debt securities for which market quotations are not readily available are valued at fair value by using valuation procedures approved in good faith by the Trustees. As authorized by the Trustees, debt securities (other than short-term obligations) of the Fund are valued on the basis of valuations furnished by a pricing service which utilizes data processing methods to determine valuations for normal, institutional-size trading units of such securities. Such methods include the use of market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations having remaining maturities of sixty (60) days or less are valued at amortized cost.

  Short-term debt securities of the Fund having a remaining maturity of more than sixty (60) days will be valued using a "marking-to-market" method based upon either the readily available market price or, if reliable market quotations are not available, upon quotations by dealers or issuers for securities of a similar type, quality, and maturity. "Marking-to-market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair value of such securities.

                                     TAXES

  The following discussion of tax consequences is based on United States federal tax law in effect on the date of this SAI. Tax laws and regulations are subject to change by legislation or judicial or administrative action. Investors are urged to consult their own tax advisors with respect to specific questions as to federal taxation and with respect to the applicability of state or local taxation. Annual statements as to the current tax status of distributions, if applicable, are mailed to shareholders shortly after the end of the taxable year.

  The Fund intends to remain qualified as a regulated investment company under Sub-chapter M of the Code. In order to qualify as a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (such as gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its annual gross income from the sale or other disposition of stock or securities or options and futures contracts (and certain transactions involving foreign currencies and foreign currency options, futures and forward contracts not directly related to the principal business of investing in stock or securities) held less than three months; (c) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities (other than government securities or the securities of other regulated investment companies) if any one issuer; and (d) distribute at least 90% of its taxable income (other than long term capital gain) and its net tax-exempt income.

  As a regulated investment company, the Fund will not be subject to federal income taxes on the net investment income and capital gains distributed or deemed to be distributed to shareholders. In addition, if certain minimum distributions are made to shareholders, the Fund will not be subject to federal excise tax. The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent that the company does not distribute, during each calendar year, 98% of its ordinary income (determined on a calendar year basis) and 98% of its capital gain net income (determined, in general, on an October 31 year-end) plus certain undistributed amounts from previous years. It is anticipated that the Fund will make sufficient timely distributions to avoid imposition of the income and excise taxes.

  As long as the Fund qualifies as a regulated investment company, it will be exempt from Massachusetts income tax.

  DISTRIBUTIONS A distribution by the Fund will result in a reduction in the
  -------------
Fund's net asset value per share. Such a distribution is taxable to the shareholder as ordinary income or capital gain (as described below), even though, from an investment standpoint, it may constitute a return of capital. The net value of shares purchased at that time includes the amount of the pending distribution. Even though the distribution economically represents a return of capital, it will nonetheless be treated as a taxable distribution. All distributions, whether received in cash or reinvested in Fund shares, must be reported by each shareholder on his or her federal income tax return. Ordinarily, dividends are taxable to shareholders in the year in which they are received. However, dividends declared by the Fund in October, November and December of any calen-dar year and payable to shareholders of record in such a month, shall be deemed to have been received by shareholders on December 31 on such calendar year, if such dividend is actually paid in January of the following year.

  Distributions of net ordinary income and realized short-term capital gains in excess of net long-term capital losses are generally taxable to shareholders as ordinary income. Distributions of this type to corporate shareholders are in general not eligible for the dividends received deduction.

  A shareholder may realize a capital gain or capital loss on the sale or redemption of shares of the Fund. The tax consequences of a sale or redemption depend upon several factors, including the shareholder's tax basis in the shares sold or redeemed and the length of time the shares have been held. Basis in the shares may be the actual cost of those shares (net asset value of Fund shares on purchase or reinvestment date) or, under special rules, an average cost. Gain or loss realized on the sale of the Fund's shares by a shareholder (who is not a dealer in securities) generally will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the sale of shares in the Fund held six months or less will be treated as a long term capital loss to the extent of any long-term capital gains distributions received by the shareholder with respect to such shares. A loss on sale or redemption of Fund shares will be disallowed to the extent the shareholder purchases other shares of the Fund (including under a reinvestment plan) within 30 days before or after the date the shares are sold or redeemed.

                 ORGANIZATION AND CAPITALIZATION OF THE TRUST

  The Trust was established as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated June 4, 1990 (the "Trust Declaration"). A copy of the Trust Declaration, as may be amended or restated from time-to-time, is on file with the Secretary of State of The Commonwealth of Massachusetts.

  The Trust has an unlimited authorized number of shares of beneficial interest which may be divided into an unlimited number of series of such shares by the Trustees. Presently, the Fund is the sole series of shares offered. These shares are entitled to one vote per share (with proportional voting for fractional shares). A series may issue its shares in two or more classes with such preferences, privileges or rights as are not inconsistent with the Trust Declaration. Shares are freely transferable, are entitled to dividends as declared by the Trustees and, on liquidation of the Trust, are entitled to receive the net assets of the Fund. Shareholders have no preemptive rights.

  The Trust is not required to hold annual meetings of shareholders. The Trustees or shareholders may call special meetings of shareholders for action by shareholder vote, including the removal of any or all of the Trustees, as may be required or permitted by the Trust Declaration or the 1940 Act. Matters subject to a vote by the shareholders include a change in the fundamental policies of the Fund as described in the Prospectus and the SAI, the election of Trustees, the approval of investment advisers and independent auditors selected by the Trustees the termination of the Trust, the amendment of the Trust Declaration, and the initiation of a derivative suit. The Trust Declaration provides that on any matter submitted to a vote of the shareholders, all shares shall be voted in the aggregate as a single class without regard to series or class; except (1) when required by the 1940 Act, or when the Trustees shall have determined that the matter affects one or more series or classes materially differently, shares shall be voted by individual series or class, and (2) when the Trustees have determined that the matter affects only the interests of one or more series, then only the shareholders of such series shall be entitled to vote thereon.

  Pursuant to the Trust Declaration, a Trustee is liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, but is not liable for errors of judgment, mistakes of fact or law, any act or omission in accordance with the advice of counsel or other experts with respect to the meaning of the Trust Declaration, or for failing to follow such advice. The Trust Declaration also provides that all persons extending credit to, contracting with or having any claims against the Trust or the Fund shall look only to the assets of the Trust or the Fund for payment under such credit, contract, or claim, and neither the shareholders, Trustees, or any of the Trust's officers, employees, or agents shall be personally liable therefor.

  A majority, for the purposes of voting by shareholders pursuant to the 1940 Act, is 67% or more of the voting securities of an investment company present at an annual or special meeting of shareholders if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy or more than 50% of the outstanding voting securities of such company, whichever is less.

  SHAREHOLDER LIABILITY The Trust is an entity of the type commonly known as a
  ---------------------
"Massachusetts business trust," which is the form in which many mutual funds are organized. Under Massachusetts law, it is possible that shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Trust Declaration disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Declaration provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss by reason of being a shareholder is limited to circumstances in which the disclaimer is inoperative and the Fund itself is unable to meet its obligations. The Trustees believe that, in light of the above factors, the risk of personal liability of shareholders is minimal.

  INDEPENDENT ACCOUNTANTS The Financial Statements of the Trust incorporated by
  -----------------------
reference in this SAI have been audited by Price Waterhouse LLP, independent accountants, for the periods indicated in their report thereon. The Financial Statements have been so included in reliance upon the report of Price Waterhouse LLP given on its authority as expert in accounting and auditing.

                             FINANCIAL STATEMENTS


  The Financial Statements and related notes and the report of the Trust's independent accountants contained in the Trust's Annual Report to Shareholders ("Annual Report") for the fiscal year ended December 31, 1996 are incorporated by reference into this SAI. Such Financial Statements and related notes have been audited by the Trust's independent accountants. Copies of the Trust's 1996 Annual Report to Shareholders may be obtained by calling the Trust at the telephone number on the first page of this SAI.

PART C.  OTHER INFORMATION

Item 24.          Financial Statements and Exhibits
                  ---------------------------------

                  (a)      Financial Statements

                           Financial Statements Included in Part A
                           ---------------------------------------

                           Financial Highlights

                           Financial Statements Included in Part B
                           ---------------------------------------

                           The following financial statements are incorporated by reference to Allmerica Funds 1996 Annual Report for the year ended December 31, 1996:

                           Portfolio of Investments for the year ended December
                           31, 1996
                           Statements of Assets and Liabilities for the year ended December 31, 1996
                           Statements of Operations for the year ended
                           December 31, 1996
                           Statements of Changes in Net Assets for the years ended December 31, 1996 and December 31, 1995
                           Financial Highlights
                           Notes to Financial Statements December 31, 1996
                           Report of Independent Accountants


                  (b)      Exhibits

Exhibit 1 Agreement and Declaration of Trust as amended was previously filed in Post-effective Amendment No. 2 on May 15, 1992 and is incorporated herein by reference.

Exhibit 2         Bylaws as amended were previously filed in Post-effective
                  Amendment No. 2 on May 15, 1992 and are incorporated herein by reference.

Exhibit 3         None

Exhibit 4         None

Exhibit 5         Management Agreement with SMA Financial Advisory Services,
                  Inc. (now Allmerica Investment Management Company, Inc.
                  ("AIMCO")) was previously filed in Pre-effective Amendment No.
                  1 on July 26, 1991 and is incorporated herein by reference.

                  Sub-Adviser Agreement with First Allmerica Life Insurance
                  Company ("First Allmerica") (formerly known as State Mutual
                  Life Assurance Company of America) (replaced by Allmerica
                  Asset Management, Inc. ("AAM")) was previously filed in Pre-effective Amendment No. 1 on July 26, 1991 and is incorporated herein by reference.

                  Statement of Assumption of Sub-Adviser Duties with AAM dated
                  July 15, 1993 was previously filed in Post-effective Amendment
                  No. 6 on September 10, 1993 and is incorporated herein by reference.

Exhibit 6         Distribution Agreement with SMA Equities, Inc. (now
                  Allmerica Investments, Inc.) was previously filed in Pre-effective Amendment No. 1 on July 26, 1991 and is incorporated herein by reference.

                  Amendment No. 1 to the Distribution Agreement was previously filed in Post-effective Amendment No. 6 on September 10, 1993 and is incorporated herein by reference.

Exhibit 7         None

Exhibit 8         Custodian Agreement with Bankers Trust Company dated October
                  25, 1995 was filed in Post-Effective Amendment No. 9 and is incorporated herein by reference.

Exhibit 9(a) Fund Accounting Services Agreement (pricing and bookkeeping, dividend disbursement, shareholder services) with 440 Financial Group of Worcester, Inc. was previously filed in Pre-effective Amendment No. 1 on July 26, 1991 and is incorporated by reference.

Exhibit 9(b) Assignment of Contract and Consent to Assignment with respect to the Fund Accounting Services Agreement dated March
                  31, 1995 was filed in Post-Effective Amendment No. 9 and is incorporated herein by reference.

Exhibit 9(c)      Administration Agreement between Manager and The
                  Shareholder Services Group, Inc. (now known as First Data
                  Investor Services Group, Inc. dated March 31, 1995 was filed in Post-Effective Amendment No. 9 and is incorporated herein by reference.

Exhibit 10        Opinion and Consent of Counsel*

Exhibit 11 Consent of Independent Accountants (Price Waterhouse LLP) is filed herein.

Exhibit 12        None

Exhibit 13        None

Exhibit 14        Form of IRA Plan was previously filed in Post-effective
                  Amendment No. 5 on February 17, 1993 and is incorporated herein by reference.

Exhibit 15        None

Exhibit 16 Schedule for Computation of Performance Quotations was filed in Post-Effective Amendment No. 9 and is incorporated herein by reference.

Exhibit 17        Financial Data Schedules are filed herein.

Exhibit 18        None

*Filed under Rule 24f-2 as part of Registrant's Rule 24f-2 Notice
Item 25.          Persons Under Common Control with Registrant

                  Organizational Chart was previously filed in Post-effective
                  Amendment No. 6 on September 10, 1993 and is incorporated herein by reference.

Item 26.          Number of Holders of Securities
                  -------------------------------


                                                                Title of Class:                  Number of
                                                                   Share of                   Record Holders
                  Fund                                        Beneficial Interest         as of April 15, 1997
                  ----                                        -------------------         --------------------
                  Investment Grade Income Fund                    609,474.508                        1

Item 27.          Indemnification
                  ---------------

                  Article VIII of Registrant's Agreement and Declaration Trust, entitled "Indemnification", is incorporated herein by reference to Exhibit 1 of this Registration Statement.

                  Undertaking Pursuant to Rule 484
                  --------------------------------

                  Article VIII of Registrant's Agreement and Declaration of
                  Trust provides that each of its Trustees and each Officer (and his heirs, executors, and administrators) may be indemnified against all liabilities and expenses arising out of the defense or disposition of any action, suit, or other proceeding in which such person may be or may have been involved by reason of being or having been such a Trustee or Officer, except with respect to any matter as to which such person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that such action was in the best interests of Registrant, and except that no person shall be indemnified against any liability to Registrant or to its shareholders to which such person otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

                  Insofar as indemnification for liability arising under the 1933 Act may be permitted to Trustees, Officers and Controlling Persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or Controlling Person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 28.          Business and Other Connections of Investment Manager and
                  --------------------------------------------------------
                  Sub-Adviser
                  -----------

                  See Schedule D of Form ADV of AIMCO File No. 801-26516 and
                  Schedule D of Form ADV of AAM, File No. 801-44189 previously filed and incorporated herein by reference.

Item 29.          Principal Underwriters
                  ----------------------

                  Allmerica Investments, Inc. is the principal underwriter of the Registrant.

                  Allmerica Investments, Inc. also acts as the principal underwriter of the registered separate accounts of Allmerica
                  Financial Life Insurance and Annuity Company (formerly known as SMA Life Assurance Company).

                  The Principal Business Address of each of the following
                  Directors and Officers of Allmerica Investments, Inc. is
                  440 Lincoln Street, Worcester, Massachusetts 01653.

                                                     Position or Office                        Position or Office
         Name                                         with Underwriter                           with Registrant
         ----                                        ------------------                        ------------------
         Abigail M. Armstrong                       Secretary and Counsel

         Philip J. Coffey                              Vice President

         John F. Kelly                                    Director

         John F. O'Brien                                  Director                       Trustee, Chairman of the Board

         Stephen Parker                        President and Chief Executive
                                                          Officer

         Edward J. Parry, III                             Treasurer

         Richard M. Reilly                                Director                                  President

         Eric A. Simonsen                                 Director

         Emil J. Aberizk, Jr.                          Vice President

         Richard F. Beltzer, Jr.                       Vice President

         Mark G. Steinberg                          Senior Vice President

         Thomas P. Cunningham                Chief Financial Officer, Controller          Vice President and Treasurer
                                                       Vice President                    (Principal Accounting Officer)

         William F. Monroe, Jr.                        Vice President

         David J. Mueller                              Vice President

                  (c) Not applicable.

Item 30.          Location of Accounts and Records
                  --------------------------------

                  Each account, book or other document required to be maintained by Registrant pursuant to Section 31(a) of the Investment
                  Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by Registrant at 440 Lincoln Street, Worcester,
                  Massachusetts 01653 or on behalf of the Registrant by First
                  Data Investor Services Group, Inc., 53 State Street, Boston,
                  Massachusetts 02109.

Item 31.          Management Services
                  -------------------

                  Not Applicable

Item 32.          Undertakings
                  ------------

                  The Registrant undertakes to furnish to each person to whom a Prospectus is delivered, a copy of the Registrant's latest
                  Annual Report to Shareholders, upon request and without charge.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 10 to the Registration Statement meets the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 10 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Worcester, Commonwealth of Massachusetts, on the 28th day of April, 1997.

                                             ALLMERICA FUNDS
                                             (Registrant)

                                             By: /s/ Richard M. Reilly
                                                 ---------------------
                                                 Richard M. Reilly, President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signature                   Title                             Date
---------                   -----                             ----
/s/ John F. O'Brien         Chairman of the Board             April 28, 1997
-------------------
John F. O'Brien             and Trustee

/s/ Richard M. Reilly       President, Chief Executive        April 28, 1997
---------------------
Richard M. Reilly           Officer, and Trustee

/s/ Thomas P. Cunningham    Treasurer                         April 28, 1997
------------------------
Thomas P. Cunningham        (Principal Accounting Officer)

/s/ Russell E. Fuller       Trustee                           April 28, 1997
---------------------
Russell E. Fuller

/s/ Gordon Holmes           Trustee                           April 28, 1997
-----------------
Gordon Holmes

/s/ John P. Kavanaugh       Trustee                           April 28, 1997
---------------------
John P. Kavanaugh

/s/ Bruce E. Langton        Trustee                           April 28, 1997
--------------------
Bruce E. Langton

/s/ Attiat F. Ott           Trustee                           April 28, 1997
-----------------
Attiat F. Ott

/s/ Ranne P. Warner         Trustee                           April 28, 1997
-------------------
Ranne P. Warner

                                    EXHIBITS

Exhibit 11        Consent of Independent Accountants (Price Waterhouse LLP)

Exhibit 17        Financial Data Schedules